Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans [Abstract]
Employee Benefit Plans

NOTE 10 - EMPLOYEE BENEFIT PLANS

The Company has a non-contributory profit sharing plan for employees meeting certain service requirements. The Company makes annual contributions to the profit sharing plan based on income of the Company as defined. Total expenses for the plan were $115,000, $114,640, and $63,000 for the years ended December 31, 2011, 2010, and 2009, respectively.

The Company also offers a 401(k) plan in which it matches a portion of the employee's contribution up to 4 percent of their salary. The expense related to the 401(k) plan was $22,547, $24,128, and $22,628 in 2011, 2010, and 2009, respectively.